UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2021

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Class A, Common Stock, par value $0.01 per share	Trading Symbol EQBK	Name of each exchange on which registered The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07Submission of Matters to a Vote of Security Holders.

On April 27, 2021, Equity Bancshares, Inc. (the “Company”) held its Annual Meeting of Stockholders to consider and act upon the items listed below:

1.

The stockholders of the Company elected the individuals listed below to serve as Class II members of the Company’s Board of Directors until the Company’s 2024 annual meeting of stockholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Kevin E. Cook	9,883,510	229,342	240	2,557,135
Brad S. Elliott	5,795,676	4,291,497	25,919	2,557,135
Junetta M. Everett	7,514,361	2,594,011	4,720	2,557,135
Gregory H. Kossover	7,709,174	2,400,899	3,019	2,557,135

2.

The stockholders of the Company approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2020 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
8,758,857	1,320,806	33,429	2,557,135

3.

The stockholders of the Company approved, in a non-binding, advisory vote, “One Year” for the frequency of future non-binding, advisory votes on the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
9,112,436	8,123	990,296	2,237	2,557,135

4.

The stockholders of the Company ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the votes set forth in the table below:

For	Against	Abstain
12,659,154	6,946	4,127

Based on the results of this vote, and consistent with the recommendation of the Company’s Board of Directors, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: April 30, 2021	By: /s/ Eric R. Newell
Eric R. Newell
Executive Vice President and Chief Financial Officer

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